                                                                   Exhibit 10.9



                                 FIRST AMENDMENT

                                       TO

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the day of October 29, 1999 (this "First Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, and Lenders entered into a Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as further amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Lenders, the Borrower, and the Administrative Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent agree as follows:

         SECTION 1.  Amendment to Article I Definitions.

         (a) The definition of "PT Transactions" shall be deleted in its entirety and the following definition of "PT Transactions" shall be substituted in its stead:

                  "PT Transactions" means the following series of transactions:
         (a) the issuance and sale by Pinnacle III, and the purchase by the Borrower, of certain Capital Stock in Pinnacle III, (b) the issuance and sale by Pinnacle III, and the purchase by Borrower and certain management and employee shareholders of Parent or Borrower, of certain common Capital Stock in Pinnacle III, (c) the exchange of certain Capital Stock in Pinnacle III held by Borrower for Pinnacle III Debt,
         (d) the sale by Borrower and the purchase by Pinnacle III of certain rooftop assets acquired by the Borrower in the Motorola Acquisition, and (e)the making of the expense sharing and reimbursement agreement between the Borrower and Pinnacle III.

         (b) The definition of "Pinnacle III Debt " shall be added to Article I in alphabetical order and shall read in its entirety as follows:

                  "Pinnacle III Debt" means indebtedness of Pinnacle III to Borrower, which indebtedness shall be (i) secured by a first perfected pledge and security interest in all assets of Pinnacle III, and (ii) evidenced by one or more debt instruments in the aggregate principal amount of $39,200,000 in form and substance reasonably satisfactory to the Administrative Agent convertible to Capital Stock and pledged by Borrower to Administrative Agent as Collateral hereunder.

         (c) The definition of "Subsidiaries" shall be deleted in its entirety and the following definition of "Subsidiaries" shall be substituted in its stead:

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) 50% or more of:

                  (a) the outstanding capital stock having voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

                  (b) the interest in the capital or profits of such partnership or joint venture, or

                  (c) the beneficial interest of such trust or estate,

         is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries. For purposes of this Agreement only, Pinnacle III shall be deemed to be a Subsidiary of the Borrower.

         SECTION 2. Amendment of Sections 8.02(h) and 8.02(i), and Addition of
Section 8.02(j). Section 8.02(h) of the Credit Agreement is hereby amended by deleting the "and" at the end thereof, Section 8.02(i) of the Credit Agreement is hereby amended by deleting the period at the end thereof and substituting therefore "; and" and a new Section 8.02(j) is hereby added to the end of
Section 8.02 of the Credit Agreement and shall read in its entirety as follows:

                  (j) with respect to Pinnacle III, the Pinnacle III Debt (it being expressly understood that Pinnacle III shall not be entitled to incur any Debt other than Pinnacle III Debt).

         SECTION 3. Amendment of Section 8.03. The first sentence of Section
8.03 of the Credit Agreement shall be deleted in its entirety and the following first sentence of Section 8.03 shall be substituted in its stead:

                  8.03. Liens. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets or Properties, whether now owned or hereafter acquired, except Permitted Liens and Liens securing the Canada Indebtedness and the Canada Guaranty, and Liens securing the Pinnacle III Debt, which Liens, in the case of Liens securing the Pinnacle III Debt, are duly assigned to the Lenders.

         SECTION 4. Amendment of Section 8.04(i). Section 8.04(i) of the Credit Agreement shall be deleted in its entirety and the following Section 8.04(i) shall be substituted in its stead:

                  (i) Investments in Pinnacle III so long as (i) such Investments are in accordance with the terms of the PT Transactions,
         (ii) Pinnacle III becomes a party to the Subsidiary Guaranty and executes any security documents required by the Administrative Agent to pledge and grant a security interest in its assets in accordance with the terms of Section 2.16(b) hereof, (iii) Pinnacle III pledges and grants of a first perfected security interest in its assets to Borrower to secure the Pinnacle III Debt, and Borrower collaterally assigns to Administrative Agent all agreements, notes, instruments and other documents evidencing and securing the Pinnacle III Debt, and (iv) the Capital Stock of Pinnacle III is pledged to the Lenders to secure the Obligations pursuant to a pledge agreement substantially identical in form and substance to the Borrower Pledge Agreement; and

         SECTION 5. Amendment of Section 8.08(b) and Section 8.08 (c), and Addition of Section 8.08(d). Section 8.08(b) of the Credit Agreement is hereby amended by deleting the "and" at the end thereof, Section 8.08(c) of the Credit Agreement is hereby amended by deleting the period at the end thereof and substituting therefore "; and" and a new Section 8.08(d) is hereby added to the end of Section 8.02 of the Credit Agreement and shall read in its entirety as follows:

                  (d) Pinnacle III may make payments to the Borrower of accrued interest with respect to the Pinnacle III Debt.

         SECTION 6. Addition of Section 8.16. A new Section 8.16 is hereby added to the Credit Agreement at the end of Article VIII of the Credit Agreement and shall read in its entirety as follows:

                  8.16. Pinnacle III. Notwithstanding anything contained herein to the contrary, (a) Pinnacle III shall not be entitled to (i) transact any business other than the operations of its business in connection with roof top assets, and the performance of its obligations under the expense sharing and reimbursement agreement between Borrower and Pinnacle III, (ii) transfer or dispose of its assets, make Investments, merge or consolidate (except into Borrower where the Borrower is the survivor), incur Debt or Liens (except in connection with Pinnacle III
         Debt), enter into transactions with any other Subsidiaries, or make any payments to any other Persons, including, without limitation, Restricted Payments, except payment of all of its income to the Borrower, and (iii) take any other action or omit to take any action that a Subsidiary is permitted to take or to omit taking (with any Person, Subsidiary, Borrower, or otherwise) pursuant to the terms of this Agreement, including without limitation, such actions that are permitted to be taken or omitted by Subsidiaries in Article VII, (b) the Borrower shall not, and no Subsidiary of the Borrower shall, make any distribution, dividend, investment, loan or Advance in Pinnacle III, or otherwise transact any business with Pinnacle III, except in connection with the Pinnacle III Debt.

         SECTION 7. Conditions Precedent. This First Amendment shall not be effective until all proceedings of the Borrower taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders, and the Administrative Agent and Lenders shall have each received:

                  (a) copies of resolutions authorizing the execution, delivery and performance of this First Amendment by the Borrower, the Parent, and their Subsidiaries and legal opinions by counsel in form and substance satisfactory to the Administrative Agent regarding the due execution, delivery and performance of this First Amendment and the legality, validity and the enforceability thereof; and

                  (b) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

         SECTION 8. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this First Amendment.

         SECTION 9. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this First Amendment.

         SECTION 10. Counterparts. This First Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 11. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND




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
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 12. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 13. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO, AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


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
         IN WITNESS WHEREOF, this First Amendment to Fifth Amended and Restated Credit Agreement is executed as of the date first set forth above.

THE BORROWER:                    PINNACLE TOWERS INC.


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


ADMINISTRATIVE AGENT:
                                 BANK OF AMERICA, N.A.,
                                 as Administrative Agent


                                 -----------------------------------------------
                                 By:   Roselyn M. Drake
                                 Its:  Vice President

LENDERS:

                                 BANK OF AMERICA, N.A., individually as a Lender


                                 ----------------------------------------------
                                 By:   Roselyn M. Drake
                                 Its:  Vice President

                                 BANKBOSTON, N.A.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 BANKERS TRUST COMPANY


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------



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
                                 SOCIETE GENERALE


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 UNION BANK OF CALIFORNIA, N.A.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 KEY CORPORATE CAPITAL INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 COBANK, ACB


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 THE BANK OF NOVA SCOTIA


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------

                                 Its:
                                       -----------------------------------------


                                 DRESDNER BANK AG NEW YORK & GRAND CAYMAN
                                 BRANCHES



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 MERCANTILE BANK NATIONAL ASSOCIATION



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 U.S. BANK NATIONAL ASSOCIATION



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 CREDIT LOCAL DE FRANCE - NEW YORK AGENCY



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 IBM CREDIT CORPORATION


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 ALLFIRST BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 CITY NATIONAL BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 RAYMOND JAMES BANK, FSB


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 HELLER FINANCIAL, INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 PILGRIM PRIME RATE TRUST

                                 By:   Pilgrim Investment, Inc.,
                                       as its investment manager



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 PPM SPYGLASS FUNDING TRUST


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 KZH ING-1 LLC


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 KZH ING-2 LLC


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 SEQUILS-ING I (HBDGM), LTD.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 TORONTO DOMINION (NEW YORK), INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


                                 SEQUILS PILGRIM I, LTD.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------



                                 WEBSTER BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------


Accepted and Agreed as
of October ___, 1999:

PINNACLE HOLDINGS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.

By:
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Its:
        -------------------------------------------


TOWER SYSTEMS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


RADIO STATION WGLD, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


WEO TOWER INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


ICB TOWERS, LLC

By:
        -------------------------------------------
Its:
        -------------------------------------------


AIRCOMM OF AVON, LLC

By:
        -------------------------------------------
Its:
        -------------------------------------------

HIGH POINT MANAGEMENT CO., INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



By:
        -------------------------------------------
Its:
        -------------------------------------------


ARROWHEAD CORPORATION OF DELHI

By:
        -------------------------------------------
Its:
        -------------------------------------------


COASTAL ANTENNA'S INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


MARMAC INDUSTRIES INCORPORATED

By:
        -------------------------------------------
Its:
        -------------------------------------------